 NATIONWIDE MUTUAL FUNDS

Nationwide BNY Mellon Dynamic U.S. Core Fund (formerly, Nationwide Mellon Dynamic U.S. Core Fund)

Supplement dated August 29, 2022
to the Summary Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective September 15, 2022, the table under the heading “Portfolio Management - Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
James H. Stavena	Head of Portfolio Management, Multi-Asset Solutions	Since 2018
Dimitri Curtil	Global Head of Multi-Asset Solutions	Since 2020
Torrey K. Zaches, CFA	Portfolio Manager, Multi-Asset Solutions	Since 2020

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